UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 8, 2024

Integral Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-28353	98-0163519
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3605 Eastside Park Road, Suite 1
Evansville, IL	47715
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 550-1770

N/A
(Former name or former address, if changed since last report.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On October 8, 2024, the Board of Directors of Integral Technologies, Inc. (the “Company”), approved the dismissal of DMCL LLP (“DMCL”), which was then serving as the independent registered public accounting firm of the Company, effective immediately. The Company subsequently notified DMCL of the dismissal.

The reports of DMCL on the Company’s consolidated financial statements for the fiscal years ended June 30, 2023 and 2022 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that each report on the Company’s consolidated financial statements contained an explanatory paragraph regarding the Company’s ability to continue as a going concern based on the Company’s recurring losses from operations and need for additional capital to fund its current operating plan. During the fiscal years ended Juine 30, 2023 and 2022 and the subsequent interim period through October 8, 2024, the effective date of DMCL’s dismissal, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and DMCL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of DMCL would have caused DMCL to make reference thereto in its reports on the consolidated financial statements of the Company for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided DMCL with a copy of this Form 8-K and requested that DMCL furnish a letter addressed to the Securities and Exchange Commission stating whether or not DMCL agrees with the above disclosures. A copy of DMCL’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

On October 8, 2024, the Board of Directors appointed Salberg & Company, P.A. (“Salberg”) as the new independent registered public accounting firm of the Company.

During the fiscal years ended June 30, 2023 and 2022 and the subsequent interim period through October 8, 2024, the effective date of Salberg’s appointment, neither the Company, nor any party on behalf of the Company, consulted with Salberg with respect to either (i) except as described in the paragraph that immediately follows, the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered with respect to the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by Salberg that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was subject to any disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

16.1	Letter from DMCL LLP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integral Technologies, Inc.

Date: October 15, 2024	By:	/s/ Douglas Bathauer
	Name:	Douglas Bathauer
	Title:	Chief Executive Officer